Exhibit 10.4

Dated 12th March 2024

Hong Kong Pharma Digital Technology Holdings Limited

and

WONG Lap Sun

and

Joint Cross Border Logistics Company Limited

and

V-Alliance Technology Supplies Limited

and

ZHANG Liang

FIRST AMENDMENT TO THE SUBSCRIPTION AGREEMENT

relating to

shares of Hong Kong Pharma Digital Technology Holdings Limited

THIS FIRST AMENDMENT (“First Amendment”) TO THE SUBSCRIPTION AGREEMENT relating to shares of Hong Kong Pharma Digital Technology Holdings Limited is made on the 12th day of March 2024

BETWEEN:

(1)	Hong Kong Pharma Digital Technology Holdings Limited, a company incorporated in the Cayman Islands and whose registered office is situated at Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands (the “Company”);

(2)	WONG Lap Sun, holder of Hong Kong Identification Card number *** and whose address is at Unit B1 5/F Well Town Industrial Building, No. 13 Ko Fai Road, Yau Tong, Kowloon, Hong Kong (“Controlling Shareholder”);

(3)	Joint Cross Border Logistics Company Limited, a company incorporated in Hong Kong and whose registered office is situated at Unit B1 5/F Well Town Industrial Building, No. 13 Ko Fai Road, Yau Tong, Kowloon, Hong Kong (“JCBL”);

(4)	V-Alliance Technology Supplies Limited, a company incorporated in Hong Kong and whose registered office is situated at Unit B1 5/F Well Town Industrial Building, No. 13 Ko Fai Road, Yau Tong, Kowloon, Hong Kong (“VATS”, together with JCBL, the “Guarantors”)); and

(5)	Zhang Liang, holder of Hong Kong identity card number F012308(7) of No. 1, Yinhe Road, Zhangjiawa Subdistrict Office, Laiwu City District, Shandong Province, China (the “Subscriber”).

WHEREAS:

On 27 October 2023, the Company, the Controlling Shareholder, JCBL, VATS and the Subscribers entered into a Subscription Agreement relating to shares of Hong Kong Pharma Digital Technology Holdings Limited (“Agreement”) for which the Subscriber proposed to subscribe for a total of 49,900 new Class B Redeemable Ordinary Shares on the terms and subject to the conditions of the Agreement for the total consideration of US$800,000 (the “Subscription Monies”). On 15 December 2023, Completion in relations to the Agreement has been achieved for which the Subscriber has paid US$500,000, being part of the Subscription Monies, to JCBL which received the US$500,000 on behalf of the Company.

All definition of capitalized terms in this First Amendment shall follow those defined in the Agreement, unless otherwise separately defined in this First Amendment.

NOW IT IS HEREBY AGREED as follows:

1.	For Clause 13 Conversion in the Agreement, Clause 13.4 shall be added as follows:

“13.4 The Subscriber agrees that, the Class B Redeemable Ordinary Shares shall be automatically converted into Class A Ordinary Shares or any other class of ordinary shares of the Company that constitutes the sole class of ordinary shares of the Company outstanding following the conversion, immediately before an IPO is consummated, on the terms and subject to the conditions of the Agreement.

The Subscriber agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Company for the carrying out or performing of this Clause 13.4.”

2.	Clause 13.2 of the Agreement shall be replaced in entirety with the following:

“13.2 In case the Class B Redeemable Ordinary Shares are converted to Class A Ordinary Shares or any other class of ordinary shares of the Company that constitutes the sole class of ordinary shares of the Company outstanding following the conversion, the Subscriber reserves the right at the Subscriber’s absolute discretion to convert all the Class A Ordinary Shares or any other class of ordinary shares of the Company that constitutes the sole class of ordinary shares of the Company held by the Subscriber back to the Class B Redeemable Ordinary Shares upon the written request (“Written Request”) of the Subscriber. The Company shall, and the Controlling Shareholder shall procure other shareholders of the Company to pass all resolutions, approve all corporate actions, sign all relevant documents, and amend and file all corporate filings necessary to convert all the Class A Ordinary Shares or any other class of ordinary shares of the Company that constitutes the sole class of ordinary shares of the Company held by the Subscriber back to the Class B Redeemable Ordinary Shares, with the associated rights of the Class B Redeemable Ordinary Shares reinstated in the memorandum and articles of association of the Company within 14 calendar days from the date the Written Request is served by the Subscriber to the Company. The Subscriber’s right to convert all the Class A Ordinary Shares or any other class of ordinary shares of the Company that constitutes the sole class of ordinary shares of the Company held by the Subscriber back to the Class B Redeemable Ordinary Shares shall terminate upon the successful consummation of an IPO,”

3.	In case of any conflict in terms and interpretations between this First Amendment and the Agreement, the terms and interpretations in this First Amendment should supersede those in the Agreement.

IN WITNESS whereof this First Amendment has been duly executed by the parties the day and year first above written.

THE COMPANY

SEALED with the Common Seal of	)
Hong Kong Pharma Digital	)
Technology Holdings Limited	)
and SIGNED by Wong Lap Sun, Director	)
)
in the presence of: /s/ Zhang Zhifang	)

THE CONTROLLING SHAREHOLDER

SIGNED, SEALED and DELIVERED	)
by Wong Lap Sun	)
)
in the presence of: /s/ Zhang Zhifang	)

JCBL

SEALED with the Common Seal of	)
Joint Cross Border Logistics Company Limited	)
and SIGNED by Wong Lap Sun, Director	)
)
in the presence of: /s/ Zhang Zhifang	)

VATS

SEALED with the Common Seal of	)
V-Alliance Technology Supplies Limited	)
and SIGNED by Wong Lap Sun, Director	)
)
in the presence of: /s/ Zhang Zhifang	)

THE SUBCRIBER

SIGNED by	)
)
Zhang Liang	)
in the presence of:	)

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